UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2026
OPEN LENDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39326	84-5031428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1501 S. MoPac Expressway
Suite 450
Austin, Texas 78746
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 512-892-0400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 3, 2026, Open Lending Corporation (the “Company”) held its Annual Meeting of Stockholders to consider and vote on the five proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2026. The final voting results are set forth below.
Proposal 1 - Election of Two Class III Director Nominees

The stockholders elected each of the two persons named below to serve as Class III members of the Company’s board of directors, to serve until the Company’s 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of such vote were as follows:

Name	For	Withhold	Broker Non-Vote
Jessica Buss	59,717,769	20,469,144	22,126,203
William Dabbs Cavin	78,285,135	1,901,778	22,126,203
Proposal 2 - Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote
102,167,482	95,452	50,182	0
Proposal 3 - Nonbinding Advisory Vote Approving the Compensation of the Company’s Named Executive Officers

The stockholders approved the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote
54,165,252	25,663,965	357,696	22,126,203

Proposal 4 - Stockholder Proposal Regarding the Declassification of the Company’s Board of Directors

The stockholders approved the stockholder proposal regarding the declassification of the Company’s board of directors. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote
63,264,309	16,799,228	123,376	22,126,203

Proposal 5 - Reverse Stock Split Proposal

The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio in the range from 1-for-5 to 1-for-7, and a proportionate decrease to the number of authorized shares of the Company’s common stock, with the exact ratio to be set within such range at the discretion of the Company’s board of directors without further action by the Company’s stockholders. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote
96,771,265	5,152,701	389,150	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN LENDING CORPORATION

By:	/s/ Ben Massey
Name:	Ben Massey
Title:	General Counsel and Corporate Secretary
Date: June 4, 2026
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